SCHEDULE 14A

                     Information Required in Proxy Statement

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant   |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12

                              NEOPROBE CORPORATION
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): |X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:...............................................................

    (2)  Aggregate number of securities to which transaction applies:..........

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):..........................................................

    (4)  Proposed maximum aggregate value of transaction:......................

    (5)  Total fee paid:.......................................................

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:................................................
    (2)  Form, Schedule or Registration Statement No.:..........................
    (3)  Filing Party:..........................................................
    (4)  Date Filed:............................................................

                       2005 ANNUAL MEETING OF STOCKHOLDERS


                                                                  April 29, 2005


Dear Stockholder:

         You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Neoprobe Corporation which will be held at 9:00 a.m., Eastern Daylight Time, on June 13, 2005, at t the Barclay Intercontinental Hotel, 111 East 48th Street, New York, NY 10017 (phone: 212.755.5900). The matters on the meeting agenda are described in the Notice of 2005 Annual Meeting of Stockholders and proxy statement which accompany this letter.

         We hope you will be able to attend the meeting, but whatever your plans, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.



                                           Very truly yours,


                                           /s/ David C. Bupp

                                           David C. Bupp
                                           Chief Executive Officer and President

                              NEOPROBE CORPORATION
                        425 Metro Place North, Suite 300
                               Dublin, Ohio 43017

                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of
NEOPROBE CORPORATION:

         The Annual Meeting of the Stockholders of Neoprobe Corporation, a Delaware corporation (the "Company"), will be held at the Barclay
Intercontinental Hotel, 111 East 48th Street, New York, NY 10017 (phone:
212.755.5900), on June 13, 2005, at 9:00a.m., Eastern Daylight Time, for the following purposes:

         1. To elect two directors, to serve for a term of three years or until their successors are duly elected and qualified;

         2. To increase the authorized number of shares of the Company from 105,000,000 to 155,000,000, consisting of 150,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $.001 par value;

         3. To approve the amendment of the Company's 2002 Stock Incentive Plan to increase the number of shares of common stock issuable under the plan from 3,000,000 to 5,000,000 shares; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 15, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder at the Annual Meeting and for a period of 10 days before the Annual Meeting at the executive offices of the Company.

         Whether or not you plan to attend the Annual Meeting, please sign, date, and return the enclosed proxy card in the envelope provided or take advantage of voting your proxy online.

                                       By Order of the Board of Directors


                                       /s/ David C. Bupp

                                       David C. Bupp
                                       Chief Executive Officer and President


Dublin, Ohio
April 29, 2005

                              NEOPROBE CORPORATION

                         -------------------------------

                       2005 ANNUAL MEETING OF STOCKHOLDERS

                                  June 13, 2005

                         -------------------------------

                                 PROXY STATEMENT

                              Dated April 29, 2005

                         -------------------------------

                               GENERAL INFORMATION

         Solicitation. This proxy statement is furnished to the stockholders of Neoprobe Corporation, a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Company's 2005 Annual Meeting of Stockholders to be held on June 13, 2005, and any adjournment thereof. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about April 29, 2005.

         Company Address. The mailing address of our principal executive offices is 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

         Voting Rights. Stockholders of record at the close of business on April 15, 2005, are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 58,585,008 shares of common stock of the Company, par value $.001 per share, outstanding. Each holder of common stock of record on April 15, 2005, is entitled to one vote per share held with respect to all matters which may be brought before the Annual Meeting.

         Authorization. The shares represented by the accompanying proxy will be voted as directed if the proxy is properly completed, signed, and received by us. If no directions are made to the contrary, your proxy will be voted FOR each of the proposals set forth in the Notice of Annual Meeting of Stockholders. The proxy will also be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         Revocation. Any stockholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the Company, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

         Tabulation. Under Section 216 of the Delaware General Corporation Law
(DGCL) and our by-laws, the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all (see General Information-Authorization). Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares on other matters without specific instructions from the customer who owns such shares. Proxies signed and submitted by broker/dealers that have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

     The proposal to increase the authorized number of shares of common stock of the Company is considered a routine matter and broker/dealers who hold their customers' shares in street name may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on this matter. The proposal to amend the Company's 2002 Stock Incentive Plan to increase the number of shares of common stock issuable under the plan from 3,000,000 to 5,000,000 shares is not considered a routine matter and broker/dealers who hold their customers' shares in street name may not vote such shares on this matter.

         Under Section 216 of the DGCL and our by-laws, the election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present. Proxies that are marked "Withhold Authority" and broker non-votes will not be counted toward a nominee's achievement of a plurality and, thus, will have no effect. Under Section 242 of the DGCL and our by-laws, the amendment to our Restated Certificate of Incorporation to increase the number of authorized shares requires the affirmative vote of the holders of a majority of the shares of our outstanding common stock. For purposes of determining the number of shares of our common stock voting on the amendment, abstentions will be counted and will have the effect of a negative vote; broker non-votes will be counted and thus will have the effect of a negative vote. Under Section 216 of the DGCL and our by-laws, the amendment to the 2002 Stock Incentive Plan requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. For purposes of determining the number of shares of our common stock voting on the amendment to the 2002 Stock Incentive Plan, abstentions and broker non-votes will not be counted, but will have the effect of a negative vote.

                              ELECTION OF DIRECTORS

Nominees for Election as Directors

         We presently have eight directors on our Board of Directors, comprised of three directors in two classes and two directors in an additional class, with terms expiring at the Annual Meeting in 2005, 2006 and 2007, respectively. At the Annual Meeting, the nominees to the Board of Directors receiving the highest number of votes will be elected as directors to terms of three years expiring in 2008.

         Carl J. Aschinger, Jr. and Fred B. Miller are currently directors of the Company and are being nominated by our Board of Directors for re-election as directors, to serve for terms of three years. Nancy E. Katz is currently a director of the Company, but has decided not to stand for re-election.

         It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Aschinger and Miller. We have no reason to believe that any nominee will not stand for election or serve as a director. In the event that a nominee fails to stand for election, the proxies will be voted for the election of another person designated by the persons named in the proxy. See General
Information-Tabulation.

The Board of Directors has nominated the following persons to serve as directors of the Company until the 2008 Annual Meeting:

Carl J. Aschinger, Jr., age 66, has served as a director of our Company since June 2004. Mr. Aschinger is the Chairman and Chief Executive Officer of Columbus Show Case Co., a privately-held company that manufactures showcases for the retail industry. Mr. Aschinger also serves on the Board of Directors and as Chairman of the Audit Committee of Pinnacle Data Systems, a publicly-traded company that provides software and hardware solutions to original equipment manufacturers. Mr. Aschinger also serves on the Board of Directors and as Chairman of the Audit Committee of Wilson-Bohannon, a privately-held company that manufactures padlocks. Mr. Aschinger is a former director of Liqui-Box Corporation and Huntington National Bank as well as other privately-held ventures and has served on boards or advisory committees of several not-for-profit organizations.

Fred B. Miller, age 66, has served as a director of our Company since January 2002. Mr. Miller serves as Chairman of the Audit Committee. Mr. Miller is the President and Chief Operating Officer of Seicon, Limited, a privately held company that specializes in developing, applying and licensing technology to reduce seismic and mechanically induced vibration. Mr. Miller also serves on the board of one other privately-held company. Until his retirement in 1995, Mr. Miller had been with Price Waterhouse LLP since 1962. Mr. Miller is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants (AICPA), a past member of the Council of the AICPA and a member and past president of the Ohio Society of Certified Public Accountants. He also has served on the boards or advisory committees of several universities and not-for-profit organizations. Mr. Miller has a B.S. degree in Accounting from the Ohio State University.

Director whose term concludes at the 2005 Annual Meeting:

Nancy E. Katz, age 46, has served as a director of our Company since January 2001. Ms. Katz currently is an independent health care business consultant. Ms. Katz served as President, Chief Executive Officer and director of Calypte Biomedical Corporation (Calypte) until June 2003. Ms. Katz joined Calypte in October 1999 as President, Chief Operating Officer and Chief Financial Officer. Prior to joining Calypte, Ms. Katz served as President of Zila Pharm Inc. From 1997 to 1998, Ms. Katz served as Vice President of Sales & Marketing of LifeScan (the diabetes testing division of Johnson & Johnson) and Vice President of U.S. Marketing, directing LifeScan's marketing and customer call center departments from 1995 to 1997. During her seven-year career at Schering-Plough Healthcare Products from 1987 to 1994, she held numerous positions including Senior Director & General Manager, Marketing Director for Footcare New Products, and Product Director of OTC New Products. Ms. Katz also held various product management positions at American Home Products from 1981 to 1987. Ms. Katz received her B.A. in Business Administration from the University of South Florida.

Directors whose terms continue until the 2006 Annual Meeting:

Kirby I. Bland, M.D., age 63, has served as a director of our Company since May 2004. Dr. Bland currently serves as Professor and Chairman and Fay Fletcher Kerner Professor and Chairman, Department of Surgery of the University of Alabama at Birmingham (UAB) School of Medicine since 1999 and 2002, respectively, Deputy Director of the UAB Comprehensive Cancer Center since 2000 and Senior Scientist, Division of Human Gene Therapy, UAB School of Medicine since 2001. Prior to his appointments at UAB, Dr. Bland was J. Murry Breadsley Professor and Chairman, Professor of Medical Science, Department of Surgery and Director, Brown University Integrated Program in Surgery at Brown University School of Medicine from 1993 to 1999. Prior to his appointments at Brown University, Dr. Bland was Professor and Associate Chairman, Department of Surgery, University of Florida College of Medicine from 1983 to 1993 and Associate Director of Clinical Research at the University of Florida Cancer Center from 1991 to 1993. Dr. Bland held a number of medical staff positions at the University of Louisville, School of Medicine from 1977 to 1983 and at M. D. Anderson Hospital and Tumor Institute from 1976 to 1977. Dr. Bland is a member of the Board of Governors of the American College of Surgeons (ACS), a member of the ACS' Advisory Committee, Oncology Group (ACOSOG), a member of the ACS' American Joint Committee on Cancer Task Force and serves as Chairman of the ACS' Breast Disease Site Committee, COC. Dr. Bland is a past President of the Society of Surgical Oncology. Dr. Bland received his B.S. in Chemistry/Biology from Auburn University and a M.D. degree from the University of Alabama, Medical College of Alabama.

J. Frank Whitley, Jr., age 63, has served as a director of our Company since May 1994. Mr. Whitley was Director of Mergers, Acquisitions and Licensing at The Dow Chemical Company (Dow), a multinational chemical company, from June 1993 until his retirement in June 1997. After joining Dow in 1965, Mr. Whitley served in a variety of marketing, financial, and business management functions. Mr. Whitley has a B.S. degree in Mathematics from Lamar State College of Technology.

Directors whose terms continue until the 2007 Annual Meeting:

Reuven Avital, age 53, has served as a director of our Company since January 2002. Mr. Avital is a partner and general manager of Ma'Aragim Enterprises Ltd., an investment company in Israel, and he is a member of the board of Neoprobe as well as a number of privately-held Israeli companies, three of them in the medical device field. Mr. Avital was a board member of Cardiosonix, Ltd. from April 2001 through December 31, 2001, when we acquired the company. Previously, Mr. Avital served in the Israeli government in a variety of middle and senior management positions. He is also chairman or board member in several not-for-profit organizations, mainly involved in education for the under-privileged and international peace-building. Mr. Avital has B.A. degrees in The History of the Middle East and International Relations from the Hebrew University of Jerusalem, and a M.P.A. from the Kennedy School of Government at Harvard University.

David C. Bupp, age 55, has served as President and a director of our Company since August 1992 and as Chief Executive Officer since February 1998. From August 1992 to May 1993, Mr. Bupp served as our Treasurer. In addition to the foregoing positions, from December 1991 to August 1992, he was Acting President, Executive Vice President, Chief Operating Officer and Treasurer, and from December 1989 to December 1991, he was Vice President, Finance and Chief Financial Officer. From 1982 to December 1989, Mr. Bupp was Senior Vice President, Regional Manager for AmeriTrust Company National Association, a nationally chartered bank holding company, where he was in charge of commercial banking operations throughout Central Ohio. Mr. Bupp has a B.A. degree in Economics from Ohio Wesleyan University. Mr. Bupp completed a course of study at Stonier Graduate School of Banking at Rutgers University.

Julius R. Krevans, M.D., age 80, has served as a director of our Company since May 1994 and as Chairman of the Board of Directors of our Company since February 1999. Dr. Krevans served as Chancellor of the University of California, San Francisco from July 1982 until May 1993. Prior to his appointment as Chancellor, Dr. Krevans served as a Professor of Medicine and Dean of the School of Medicine at the University of California, San Francisco from 1971 to 1982. Dr. Krevans is a member of the Institute of Medicine, National Academy of Sciences, and led its committee for the National Research Agenda on Aging until 1991. Dr. Krevans also serves on the Board of Directors and the compensation committee of the Board of Directors of Calypte Biomedical Corporation, a publicly held corporation. Dr. Krevans has a B.S. degree and a M.D. degree, both from New York University.


                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                             AND EXECUTIVE OFFICERS

Board of Directors Meetings

     Our Board of Directors held a total of nine meetings in fiscal 2004 and each of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees (if any) on which he or she served, except for Dr. Bland who attended 43%. It is our policy that all directors attend the Annual Meeting of Stockholders. However, conflicts and unforeseen events may prevent the attendance of a director, or directors. Eight members of our Board of Directors attended the 2004 Annual Meeting of Stockholders.

Independence

     Our Board has adopted the definition of "independence" as described under the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") Section 301, Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and Nasdaq Rules 4200 and 4350. Our Board of Directors has determined that Messrs. Aschinger, Avital, Miller and Whitley, Drs. Bland and Krevans, and Ms. Katz meet the independence requirements.

Compensation of Non-Employee Directors

         We paid non-employee directors a quarterly retainer of $1,500 for participation in board or committee meetings during 2004. We also reimbursed non-employee directors for travel expenses for meetings attended during 2004. In addition, each non-employee director received 40,000 options to purchase common stock as a part of our annual stock incentive grants, and the Chairman of the Board and the Chairman of the Audit Committee each received an additional 40,000 options for their services in those capacities. Options granted to purchase common stock vest on the first anniversary of the date of grant and have an exercise price equal to not less than the closing market price of common stock at the date of grant.

         Directors who are also officers or employees of our Company do not receive any compensation for their services as directors.

Nominating Committee

      The company established a Nominating Committee in July 2004. Prior to that time, nominations for directors were considered by the entire Board, a majority of whom are independent. The Nominating Committee is responsible for identification of nominees to serve on our Board of Directors. The members of the Nominating Committee are Fred B. Miller, Julius R. Krevans, M.D. and J. Frank Whitley, Jr., each of whom each of whom is "independent" under the Nasdaq rules referenced above. The Nominating Committee did not hold its first meeting until fiscal 2005. The Nominating Committee does not currently have a charter.

         Our directors play a critical role in guiding our strategic direction and oversee the management of our Company. Board candidates are considered based on various criteria, such as their broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of stockholders, and personal integrity and judgment. In addition, directors must have available time to devote to Board activities and to enhance their knowledge of the industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors.

         Our Board will consider the recommendations of stockholders regarding potential director candidates. In order for stockholder recommendations regarding possible director candidates to be considered by our Board:

         o such recommendations must be provided to the Board c/o Brent L. Larson, Neoprobe Corporation, 425 Metro Place North, Suite 300, Dublin, Ohio 43017, in writing at least 120 days prior to the date of the next scheduled annual meeting;
         o the nominating stockholder must meet the eligibility requirements to submit a valid stockholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended;
         o the stockholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidate; and
         o  the stockholder must follow the procedures set forth in Article III,
            Section 2 of our by-laws.

Audit Committee

         The Audit Committee of the Board of Directors selects our independent public accountants with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that we use in financial reporting, internal financial auditing procedures and the adequacy of our internal control procedures. The members of our Audit Committee are: Fred B. Miller (Chairman), Carl J. Aschinger, Jr., Reuven Avital, Nancy E. Katz, and J. Frank Whitley, Jr., each of whom is "independent" under the Nasdaq rules referenced above. The Board of Directors has determined that Fred B. Miller meets the requirements of an "audit committee financial expert" as set forth in
Section 401(e) of Regulation S-B promulgated by the SEC. The Audit Committee held five meetings in fiscal 2004.

Compensation Committee

         The Compensation Committee establishes guidelines for the compensation of all our employees, approves the compensation for all executives, administers and interprets our 2002 Stock Incentive Plan and our 1996 Stock Incentive Plan, and takes any action that is permitted to be taken by a committee of the Board of Directors under the terms of such plans, including the granting of options. The members of the Compensation Committee are Kirby I. Bland, M.D., Nancy E. Katz and Julius R. Krevans, M.D., each of whom each of whom is "independent" under the Nasdaq rules referenced above. The Compensation Committee held three meetings in fiscal 2004.

Stockholder Communications

         Stockholders may send communications to our Board of Directors, or to individual directors, by mailing communications in writing to c/o Brent L. Larson, Neoprobe Corporation, 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

Executive Officers

         In addition to Mr. Bupp, the following individuals are executive officers of our Company and serve in the position(s) indicated below:

       Name                  Age      Position
       ----                  ---      --------
       Anthony K. Blair       44      Vice President, Manufacturing Operations
       Carl M. Bosch          48      Vice President, Research and Development
       Rodger A. Brown        53      Vice President, Regulatory Affairs and
                                         Quality Assurance
       Brent L. Larson        42      Vice President, Finance; Chief Financial
                                         Officer; Treasurer and Secretary
       Douglas L. Rash        61      Vice President, Marketing

Anthony K. Blair has served as Vice President, Manufacturing Operations of our Company since July 2004. Mr. Blair has 16 years of experience in the medical device industry. Prior to joining our Company, he served as Vice President, Manufacturing Operations of Enpath Medical, Lead Technologies Division, formerly known as Biomec Cardiovascular, Inc. from 2002 to June 2004. From 1998 through 2001, Mr. Blair led the manufacturing efforts at Astro Instrumentation, a medical device contract manufacturer. From 1989 to 1998 at Ciba Corning Diagnostics (now Bayer), Mr. Blair held managerial positions including Operations Manager, Materials Manager, Purchasing Manager and Production Supervisor. From 1985 to 1989, Mr. Blair was employed by Bailey Controls and held various positions in purchasing and industrial engineering. Mr. Blair started his career at Fisher Body, a division of General Motors, in production supervision. Mr. Blair has a B.B.A. degree in management and labor relations from Cleveland State University.

Carl M. Bosch has served as Vice President, Research and Development of our Company since March 2000. Prior to that, Mr. Bosch served as our Director, Instrument Development from May 1998 to March 2000. Before joining our Company, Mr. Bosch was employed by GE Medical Systems from 1994 to 1998 where he served as Manager, Nuclear Programs. From 1977 to 1994, Mr. Bosch was employed by GE Aerospace in several engineering and management functions. Mr. Bosch has a B.S. degree in Electrical Engineering from Lehigh University and a M.S. degree in Systems Engineering from the University of Pennsylvania.

Rodger A. Brown has served as Vice President, Regulatory Affairs and Quality Assurance of our Company since November 2000. From July 1998 through November 2000, Mr. Brown served as our Director, Regulatory Affairs and Quality Assurance. Prior to joining our Company, Mr. Brown served as Director of Operations for Biocore Medical Technologies, Inc. from April 1997 to April 1998. From 1981 through 1996, Mr. Brown served as Director, Regulatory Affairs/Quality Assurance for E for M Corporation, a subsidiary of Marquette Electronics, Inc.

Brent L. Larson has served as Vice President, Finance and Chief Financial Officer of our Company since February 1999. Prior to that, he served as our Vice President, Finance from July 1998 to January 1999 and as Controller from July 1996 to June 1998. Before joining our Company, Mr. Larson was employed by Price Waterhouse LLP. Mr. Larson has a B.B.A. degree in accounting from Iowa State University of Science and Technology and is a Certified Public Accountant.

Douglas L. Rash has served as Vice President, Marketing of our Company since January 2005. Prior to that, Mr. Rash was Neoprobe's Director, Marketing and Product Management from March to December 2004. Before joining our Company, Mr. Rash served as Vice President and General Manager of MTRE North America, Inc. from 2000 to 2003. From 1994 to 2000, Mr. Rash served as Vice President and General Manager (Medical Division) of Cincinnati Sub-Zero, Inc. From 1993 to 1994, Mr. Rash was Executive Vice President of Everest & Jennings International, Ltd. During his nine-year career at Gaymar Industries, Inc. from 1984 to 1993, Mr. Rash held positions as Vice President and General Manager (Clinicare Division) and Vice President, Marketing and Sales (Acute Care Division). From 1976 to 1984, Mr. Rash held management positions at various divisions of British Oxygen Corp. Mr. Rash has a B.S. degree in Business Administration with a minor in Chemistry from Wisconsin State University.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

Security Ownership of Principal Stockholders, Directors, Nominees and Executive Officers and Related Stockholder Matters

         The following table sets forth, as of April 15, 2005, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than 5 percent of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the Named Executives (see "Executive Compensation - Summary Compensation Table"), and (iv) our directors and executive officers as a group.

                                                Number of
                                           Shares Beneficially      Percent
        Beneficial Owner                        Owned(*)          of Class(**)
       --------------------------------    -------------------    ------------
        Carl J. Aschinger, Jr.                     63,000(a)           (q)
        Reuven Avital                             224,256(b)           (q)
        Anthony K. Blair                           50,000(c)           (q)
        Kirby I. Bland                             60,000(d)           (q)
        Carl M. Bosch                             324,291(e)           (q)
        Rodger A. Brown                           234,501(f)           (q)
        David C. Bupp                           2,294,646(g)          3.8%
        Nancy E. Katz                             117,400(h)           (q)
        Julius R. Krevans                         302,000(i)           (q)
        Brent L. Larson                           417,305(j)           (q)
        Fred B. Miller                            136,000(k)           (q)
        Douglas L. Rash                            17,520(l)           (q)
        J. Frank Whitley, Jr.                     176,000(m)           (q)
        All directors and officers
           as a group(r) (13 persons)           4,416,919(n)          7.1%

        Dan Purjes, et al.
        830 Third Avenue, 14th Floor
        New York, NY 10022                      3,209,444(o)          5.5%

        Great Point Partners, L.P.
        2 Pickwick Plaza, Suite 450
        Greenwich, CT 06830                    30,000,000(p)         33.9%

(*) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, voting and investment power are exercised solely by the person named above or shared with members of such person's household.

(**) Percent of class is calculated on the basis of the number of shares outstanding on December 20, 2004, plus the number of shares the person has the right to acquire within 60 days of December 20, 2004.

(a) This amount includes 40,000 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 40,000 shares issuable upon exercise of options which are not exercisable within 60 days.

(b) This amount consists of 139,256 shares of our common stock owned by Mittai Investments Ltd. (Mittai), an investment fund under the management and control of Mr. Avital, and 85,000 shares issuable upon exercise of options which are exercisable within 60 days but does not include 40,000 shares issuable upon exercise of options which are not exercisable within 60 days. The shares held by Mittai were obtained through a distribution of 2,785,123 shares previously held by Ma'Aragim Enterprise Ltd. (Ma'Aragim) another investment fund under the management and control of Mr. Avital. On February 28, 2005, Ma'Aragim distributed its shares to the partners in the fund. Mr.
      Avital is not an affiliate of the other fund to which the remaining 2,645,867 shares were distributed. Of the 2,785,123 shares previously held by Ma'Aragim, 2,286,712 were acquired in exchange for surrendering its shares in Cardiosonix Ltd. on December 31, 2001, in connection with our acquisition of Cardiosonix, and 498,411 were acquired by Ma'Aragim based on the satisfaction of certain developmental milestones on December 30, 2002, associated with our acquisition of Cardiosonix.

(c) This amount does not include 90,000 shares issuable upon exercise of options which are not exercisable within 60 days.

(d) This amount includes 60,000 shares issuable upon exercise of options which are exercisable within 60 days but does not include 50,000 shares issuable upon exercise of options which are not exercisable within 60 days.

(e) This amount includes 240,001 shares issuable upon exercise of options which are exercisable within 60 days and 44,290 shares in Mr. Bosch's account in the 401(k) Plan, but does not include 169,999 shares issuable upon exercise of options which are not exercisable within 60 days.

(f) This amount includes 234,501 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 159,999 shares issuable upon exercise of options which are not exercisable within 60 days.

(g) This amount includes 703,334 shares issuable upon exercise of options which are exercisable within 60 days, 875,000 warrants which are exercisable within 60 days, a promissory note convertible into 250,000 shares of our common stock, 50,875 shares that are held by Mr. Bupp's wife for which he disclaims beneficial ownership and 64,937 shares in Mr. Bupp's account in the 401(k) Plan, but it does not include 506,666 shares issuable upon exercise of options which are not exercisable within 60 days.

(h) This amount includes 115,000 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 40,000 shares issuable upon the exercise of options which are not exercisable within 60 days.

(i) This amount includes 300,000 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 60,000 shares issuable upon exercise of options which are not exercisable within 60 days.

(j) This amount includes 297,201 shares issuable upon exercise of options which are exercisable within 60 days and 44,604 shares in Mr. Larson's account in the 401(k) Plan, but it does not include 169,999 shares issuable upon exercise of options which are not exercisable within 60 days.

(k) This amount includes 125,000 shares issuable upon exercise of options which are exercisable within 60 days and 11,000 shares held by Mr. Miller's wife for which he disclaims beneficial ownership, but does not include 60,000 shares issuable upon the exercise of options which are not exercisable within 60 days.

(l) This amount includes 16,667 shares issuable upon exercise of options which are exercisable within 60 days and 853 shares in Mr. Rash's account in the 401(k) Plan, but does not include 73,333 shares issuable upon exercise of options which are not exercisable within 60 days.

(m) This amount includes 175,000 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 40,000 shares issuable upon exercise of options which are not exercisable within 60 days.

(n) This amount includes 2,391,704 shares issuable upon exercise of options which are exercisable within 60 days and 154,684 shares held in the 401(k) Plan on behalf of certain officers, but it does not include 1,499,996 shares issuable upon the exercise of options which are not exercisable within 60 days. The Company itself is the trustees of the Neoprobe 401(k) Plan and may, as such, share investment power over common stock held in such plan. The trustee disclaims any beneficial ownership of shares held by the 401(k) Plan. The 401(k) Plan holds an aggregate total of 310,333 shares of common stock.

(o) This amount consists of 434,783 shares owned by MFW Associates, 217,391 warrants held by MFW associates which are exercisable within 60 days, 694,465 shares owned collectively by Dan & Edna Purjes, 434,783 warrants held collectively by Dan & Edna Purjes which are exercisable within 60 days, 217,391 shares owned by Y Securities Management, Ltd., 108,696 warrants held by Y Securities Management, Ltd. which are exercisable within 60 days, 217,391 shares owned by the Purjes Foundation, 108,696 warrants held by the Purjes Foundation which are exercisable within 60 days, 341,065 shares owned by Dan Purjes IRA and 434,783 warrants held by Dan Purjes IRA which are exercisable within 60 days (collectively, Dan Purjes, et al.). This amount is based on information provided to us in connection with the purchase of these securities in a private placement and subsequent filing of a registration statement and on information provided to us by our transfer agent and represents the best information available to us at the time of this filing.

  (p)This amount includes 11,000,000 shares issuable upon conversion of promissory notes in the original principal amount of $4,400,000 held by Biomedical Value Fund, L.P. (BVF) that are convertible within 60 days, 9,000,000 shares issuable upon conversion of promissory notes in the original principal amount of $3,600,000 held by Biomedical Offshore Value Fund, LTD. (BOVF) that are convertible within 60 days, 5,500,000 warrants held by BVF that are exercisable within 60 days and 4,500,000 warrants held by BOVF that are exercisable within 60 days. BVF and BOVF are investment funds managed by Great Point Partners, LLP.

 (q) Less than one percent.

 (r) The address for all directors and officers is c/o Neoprobe Corporation, 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information concerning the annual and long-term compensation of our Chief Executive Officer and our other three highest paid executive officers having annual compensation in excess of $100,000 during the last fiscal year (the Named Executives) for the last three fiscal years.

                                                                                                 Long Term
                                                                                            Compensation Awards
                                                                                          Restricted    Securities
                                                                                            Stock       Underlying
                                                       Annual Compensation                  Awards       Options
Name and Principal Position                 Year      Salary      Bonus        Other         ($)           (#)
---------------------------                 ----      ------      -----        -----         ---           ---
Carl M. Bosch                               2004     $ 138,375    $ 6,000    $ 2,887(a)       -          170,000
   Vice President,                          2003       135,125          -      6,573(a)       -           70,000
   Research and Development                 2002       129,375          -      3,093(a)       -           50,000

Rodger A. Brown                             2004     $ 117,300    $ 2,500    $     -          -          160,000
   Vice President, Regulatory Affairs/      2003       125,316          -          -          -           70,000
   Quality Assurance                        2002       105,417          -          -          -           50,000

David C. Bupp                               2004     $ 271,250    $15,000    $ 4,100(b)       -          500,000
   President and                            2003       222,167     32,500     31,090(b)       -          170,000
   Chief Executive Officer                  2002       297,083          -      5,738(b)       -          180,000

Brent L. Larson                             2004     $ 137,700    $ 6,000    $ 2,874(c)       -          170,000
   Vice President, Finance and              2003       135,125          -     11,733(c)       -           70,000
   Chief Financial Officer                  2002       129,375          -      2,993(c)       -           50,000

(a) Amounts represent solely matching contribution under the Neoprobe Corporation 401(k) Plan (the Plan), except for 2003, which includes $3,870 related to the vesting of restricted stock. Eligible employees may make voluntary contributions and we may, but are not obligated to, make matching contributions based on 40 percent of the employee's contribution, up to five percent of the employee's salary. Employee contributions are invested in mutual funds administered by an independent plan administrator. Company contributions, if any, are made in the form of shares of common stock. The Plan is intended to qualify under section 401 of the Internal Revenue Code, which provides that employee and company contributions and income earned on contributions are not taxable to the employee until withdrawn from the Plan, and that we may deduct our contributions when made.

(b) Amounts represent matching contribution under the Plan, except for 2003, which includes $27,090 related to the vesting of restricted stock and social luncheon club dues.

(c) Amounts represent solely matching contribution under the Plan, except for 2003, which includes $9,030 related to the vesting of restricted stock.

Option Grants in Last Fiscal Year

         The following table presents certain information concerning stock options granted to the Named Executives under the 2002 Stock Incentive Plan during the 2004 fiscal year.

                                Individual Grants
-------------------------------------------------------------------------------------------
                              Number of       Percent of Total
                             Securities       Options Granted     Exercise
                         Underlying Options   to Employees in       Price        Expiration
Name                      Granted (shares)      Fiscal Year       Per Share       Date(e)
----                      ---------------       -----------       ---------       ----
Carl M. Bosch                    70,000(a)               4%        $ 0.30(b)        1/7/14

                                 50,000(a)               3%        $ 0.49(c)       7/28/14

                                 50,000(a)               3%        $ 0.39(d)      12/10/14

Rodger A. Brown                  70,000(a)               4%        $ 0.30(b)        1/7/14

                                 50,000(a)               3%        $ 0.49(c)       7/28/14

                                 40,000(a)               2%        $ 0.39(d)      12/10/14

David C. Bupp                   150,000(a)               9%        $ 0.30(b)        1/7/14

                                150,000(a)               9%        $ 0.49(c)       7/28/14

                                200,000(a)              12%        $ 0.39(d)      12/10/14

Brent L. Larson                  70,000(a)               4%        $ 0.30(b)        1/7/14

                                 50,000(a)               3%        $ 0.49(c)       7/28/14

                                 50,000(a)               3%        $ 0.39(d)      12/10/14

(a) Vests as to one-third of these shares on each of the first three anniversaries of the date of grant.

(b) The per share weighted average fair value of these stock options during 2004 was $0.29 on the date of grant using the Black-Scholes option pricing model with the following assumptions: an expected life of 4 years, an average risk-free interest rate of 2.8%, volatility of 146% and no expected dividend rate.

(c) The per share weighted average fair value of these stock options during 2004 was $0.49 on the date of grant using the Black-Scholes option pricing model with the following assumptions: an expected life of 4 years, an average risk-free interest rate of 3.3%, volatility of 139% and no expected dividend rate.

(d) The per share weighted average fair value of these stock options during 2004 was $0.32 on the date of grant using the Black-Scholes option pricing model with the following assumptions: an expected life of 4 years, an average risk-free interest rate of 3.3%, volatility of 80% and no expected dividend rate.

(e) The options terminate on the earlier of the expiration date, nine months after death or disability, 90 days after termination of employment without cause or by resignation, or immediately upon termination of employment for cause.

Fiscal Year-End Option Numbers and Values

         The following table sets forth certain information concerning the number and value of unexercised options held by the Named Executives at the end of the last fiscal year (December 31, 2004). There were no stock options exercised by the Named Executives during the fiscal year ended December 31, 2004.

                                   Number of Securities               Value of Unexercised
                                  Underlying Unexercised              In-the-Money Options
                                Options at Fiscal Year-End:            at Fiscal Year-End:
 Name                            Exercisable/Unexercisable        Exercisable/Unexercisable(1)
 ----                            -------------------------        ----------------------------
 Carl M. Bosch                    176,668     /      233,332            $86,534 / $137,666

 Rodger A. Brown                  171,168     /      223,332            $80,634 / $131,766

 David C. Bupp                    586,668     /      773,332           $316,634 / $397,266

 Brent L. Larson                  233,868     /      233,332           $104,234 / $137,666

(1) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value at year end of $0.59. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

Equity Compensation Plan Information

         The following table sets forth additional information as of December 31, 2004, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

                                                                                              Number of Securities
                                                                                               Remaining Available
                                                                                               for Issuance Under
                                         Number of Securities         Weighted-Average         Equity Compensation
                                           to be Issued Upon         Exercise Price of          Plans (Excluding
                                              Exercise of           Outstanding Options,      Securities Reflected
                                         Outstanding Options,       Warrants and Rights          in Column (a))
                                          Warrants and Rights               (b)                        (c)
                                                  (a)
                                         ----------------------    -----------------------    ----------------------
Equity compensation plans
  approved by security holders                 4,857,641                     $ 0.59                   359,465

Equity compensation plans
  not approved by security
  holders                                              -                          -                         -
                                         ----------------------    -----------------------    ----------------------
Total                                          4,857,641                     $ 0.59                   359,465
                                         ======================    =======================    ======================

Employment and Other Compensation Agreements

Compensation of Mr. Bupp

         Employment Agreement. David C. Bupp is employed under a thirty-six month employment agreement effective January 1, 2004. The employment agreement provides for an annual base salary of $271,250. Effective January 1, 2005, Mr. Bupp's annual base salary was increased to $290,000. The Board of Directors will, on an annual basis, review the performance of our company and of Mr. Bupp and will pay a bonus to Mr. Bupp as it deems appropriate, in its discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our company generally. Mr. Bupp was paid a bonus of $15,000 relating to fiscal year 2004.

         If a change in control occurs with respect to our company and the employment of Mr. Bupp is concurrently or subsequently terminated:

     o by our company without cause (cause is defined as any willful breach of a material duty by Mr. Bupp in the course of his employment or willful and continued neglect of his duty as an employee);

     o   the term of Mr. Bupp's employment agreement expires; or

     o Mr. Bupp resigns because his authority, responsibilities or compensation have materially diminished, a material change occurs in his working conditions or we breach the agreement;

then, Mr. Bupp will be paid a severance payment of $650,000 (less amounts paid as Mr. Bupp's salary and benefits that continue for the remaining term of the agreement if his employment is terminated without cause). If any such termination occurs after the substantial completion of the liquidation of our assets, the severance payment shall be increased by $81,250.

For purposes of Mr. Bupp's employment agreement, a change in control includes:

     o the acquisition, directly or indirectly, by a person (other than our company or an employee benefit plan established by the Board of Directors) of beneficial ownership of 15 percent or more of our securities with voting power in the next meeting of holders of voting securities to elect the directors;

     o a majority of the directors elected at any meeting of the holders of our voting securities are persons who were not nominated by our then current Board of Directors or an authorized committee thereof;

     o our stockholders approve a merger or consolidation of our company with another person, other than a merger or consolidation in which the holders of our voting securities outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising eighty percent (80%) or more of the voting power for all purposes of the surviving or resulting corporation; or

     o our stockholders approve a transfer of substantially all of our assets to another person other than a transfer to a transferee, eighty percent (80%) or more of the voting power of which is owned or controlled by us or by the holders of our voting securities outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

         Mr. Bupp will be paid a severance amount of $406,250 if his employment is terminated at the end of his employment agreement or without cause and his benefits will continue for the longer of twenty-four months or the full term of the agreement.

 Compensation Agreements With Other Named Executives

 Carl M. Bosch

         Employment Agreement. Carl Bosch is employed under a twenty-four month employment agreement effective January 1, 2005. The employment agreement provides for an annual base salary of $149,000.

         The Compensation Committee will, on an annual basis, review the performance of our company and of Mr. Bosch and we will pay a bonus to Mr. Bosch as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our company generally. Mr. Bosch was paid a bonus of $6,000 relating to fiscal year 2004.

         If a change in control occurs with respect to our company and the employment of Mr. Bosch is concurrently or subsequently terminated:

     o without cause (cause is defined as any willful breach of a material duty by Bosch in the course of his employment or willful and continued neglect of his duty as an employee);

     o   the term of Mr. Bosch's employment agreement expires; or

     o Mr. Bosch resigns because his authority, responsibilities or compensation have materially diminished, a material change occurs in his working conditions or we breach the agreement;

then, Mr. Bosch will be paid a severance payment of $298,000 and will continue his benefits for the longer of twelve months or the remaining term of his employment agreement.

         For purposes of Mr. Bosch's employment agreement, a change in control includes:

     o the acquisition, directly or indirectly, by a person (other than our company or an employee benefit plan established by the Board of Directors) of beneficial ownership of 30 percent or more of our securities with voting power in the next meeting of holders of voting securities to elect the directors;

     o a majority of the directors elected at any meeting of the holders of our voting securities are persons who were not nominated by our then current Board of Directors or an authorized committee thereof;

     o our stockholders approve a merger or consolidation of our company with another person, other than a merger or consolidation in which the holders of our voting securities outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising eighty percent (80%) or more of the voting power for all purposes of the surviving or resulting corporation; or

     o our stockholders approve a transfer of substantially all of the assets of our company to another person other than a transfer to a transferee, eighty percent (80%) or more of the voting power of which is owned or controlled by us or by the holders of our voting securities outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

         Mr. Bosch will be paid a severance amount of $149,000 if his employment is terminated at the end of his employment agreement or without cause, and his benefits will be continued for up to twelve months.

 Rodger A. Brown

         Employment Agreement. Rodger Brown is employed under a twenty-four month employment agreement effective January 1, 2005. The employment agreement provides for an annual base salary of $124,000.

         The terms of Mr. Brown's employment agreement are substantially identical to Mr. Bosch's employment agreement except that Mr. Brown would be paid $248,000 if terminated due to a change of control and $124,000 if terminated at the end of his employment or without cause.

         The Compensation Committee will, on an annual basis, review the performance of our company and of Mr. Brown and we will pay a bonus to Mr. Brown as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our company generally. Mr. Brown was paid a bonus of $2,500 relating to fiscal year 2004.

 Brent L. Larson

         Employment Agreement. Brent Larson is employed under a twenty-four month employment agreement effective January 1, 2005. The employment agreement provides for an annual base salary of $149,000.

         The terms of Mr. Larson's employment agreement are substantially identical to Mr. Bosch's employment agreement.

         The Compensation Committee will, on an annual basis, review the performance of our company and of Mr. Larson and we will pay a bonus to Mr. Larson as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our company generally. Mr. Larson was paid a bonus of $6,000 relating to fiscal year 2004.

                  AMENDMENT TO CERTIFICATE OF INCORPORATION TO
                    INCREASE THE NUMBER OF AUTHORIZED SHARES

         Our Certificate of Incorporation currently authorizes us to issue up to 100,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of our preferred stock, $.001 par value.

         Our Board of Directors has adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 shares to 150,000,000 shares. Under the amendment, Section 4.1 of Article FOUR of the Amended and Restated Certificate of Incorporation would read:

         4.1 AUTHORIZED SHARES. The total number of shares of capital stock which the Corporation has authority to issue is 155,000,000 shares, consisting of:

         (a) 150,000,000 shares of Common Stock, par value $.001 per share (the Common Stock); and

         (b) 5,000,000 shares of Preferred Stock, par value $.001 per share (the Preferred Stock).

         As of April 15, 2005, of the 100,000,000 shares of common stock presently authorized, 58,585,008 shares were issued and outstanding, 35,729,376 shares were reserved for issuance related to outstanding warrants and convertible securities, 5,024,308 shares were reserved for issuance under our stock option plans, -0- shares were reserved for any other specific use and 661,308 shares were available for future issuances. If our stockholders approve the amendment to our Certificate of Incorporation to increase our authorized shares, we will have 50,661,308 shares of common stock that are not reserved for any specific use and are available for future issuances.

         Our Board of Directors believes that the 661,308 shares of common stock that are not reserved and which are available for issuance do not provide us with sufficient flexibility to act in a timely manner in meeting future stock needs. We anticipate that we may in the future need to issue additional shares in connection with one or more of the following:

     o   acquisitions;

     o   strategic investments;

     o   corporate transactions, such as stock splits or stock dividends;

     o financing transactions, such as public offerings of common stock or convertible securities;

     o   incentive and employee benefit plans; and

     o   otherwise for corporate purposes that have not yet been identified.

         In order to provide our Board of Directors with certainty and flexibility to undertake such transactions to support our future business growth, the Board believes it is in the best interests of our Company at this time to increase the number of authorized shares of our common stock. No such transactions are currently under consideration by the Board.

         If this proposal is adopted, the additional authorized shares of common stock may be issued upon the approval of our Board of Directors at such times, in such amounts, and upon such terms as our Board of Directors may determine, without further approval of the stockholders, unless such approval is expressly required by applicable law, regulatory agencies, or any exchange or quotation service on which our common stock may then be listed. For example, such stockholder approval may be required pursuant to Section 203 of the DGCL for the issuance of shares of common stock in connection with a business combination with an interested stockholder (See the discussion under "Possible Anti-Takeover Effects of the Proposal" at page 16 of this proxy statement). In addition, in the future should our common stock be listed on a national securities exchange or the Nasdaq Stock Market (rather than the Over-The-Counter Bulletin Board where it currently trades), then the approval of our stockholders would be required in certain additional situations, including: (i) in connection with the acquisition of certain stock or assets, including another business, from a director, officer or substantial shareholder, or from an entity in which one of such persons is a substantial stockholder, or from an entity in which one of such persons has a substantial direct or indirect interest, and the stock issuable in such transaction could result in an increase in the number of shares or voting power of the outstanding shares of 5% or more, (ii) in a transaction or a series of transactions (except for a public offering of common stock for cash) that would result in an increase in the number of shares or voting power of the outstanding shares by 20% or more, (iii) where the issuance of common stock would result in a change of control of our Company, or (iv) in connection with a stock option or purchase plan under which stock may be acquired by officers or directors. The ability of our Board of Directors to issue shares from the additional authorized shares will allow the Board, except under the limited circumstances discussed in this paragraph, to perform the functions for which they are currently empowered under our Restated Certificate of Incorporation and by-laws in executing certain transactions, such as acquisitions, investments, or other transactions, pursuant to which such additional authorized shares could be issued without further stockholder approval of the specific transaction.

         Our stockholders do not have preemptive rights with respect to future issuances of additional shares of common stock, which means that current stockholders do not have a prior right to purchase any new issue of common stock of our Company in order to maintain their proportionate ownership interest. As a result, the issuance of a significant amount of additional authorized common stock (other than as the result of a stock split or other pro rata distribution to stockholders) would result in a significant dilution of the beneficial ownership interests and/or voting power of each company stockholder who does not purchase additional shares to maintain his or her pro rata interest. As additional shares are issued, the shares owned by our existing stockholders will represent a smaller percentage ownership interest in our Company. For instance, a stockholder who currently owns 100,000 shares of our common stock has 0.10% of the total number of our shares currently outstanding plus those reserved for issuance under outstanding options, warrants and convertible securities. If, however, the proposal is approved and all 50,000,000 of the additional shares of common stock are issued (including in that number the shares currently reserved for issuance under outstanding options, warrants and convertible securities), the stockholder's 100,000 shares then would represent approximately 0.07% of our total outstanding shares of common stock. In addition, the issuance of additional shares of our common stock could result in a decrease in the trading price of our common stock, depending on the price at which such shares are issued.

         If this proposal is not adopted, management believes we will be severely limited in our ability to raise capital. As is discussed more fully in the Risk Factors included in our Annual Report on Form 10-KSB for the year ended December 31, 2004, we believe we will need to raise additional capital in order to fund research and development and to maintain existing and secure new manufacturing capacity. If we are unsuccessful in gaining approval for this increase in our authorized shares, and other funding sources are not available to us, we may have to severely curtail our operations.

Possible Anti-Takeover Effects of the Proposal

         Our Board of Directors does not intend or view the proposed increase in the number of authorized shares of our common stock as an anti-takeover measure, but rather, as a means of providing greater flexibility to the Board as indicated above. Nevertheless, the proposed increase in our authorized shares could enable the Board to issue additional shares to render more difficult or discourage an attempt by another person or entity to obtain control of our Company, even if the holders of our common stock deem such acquisition of control of our Company to be in their best interests. The issuance of additional shares of common stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares and thereby could dilute the proportionate interest of a party attempting to gain control of our Company. As of the date of this proxy statement, our Board of Directors and our management are not aware of any attempt or plan to takeover or acquire our Company or our common stock, and the proposal to increase the authorized shares of our common stock was not prompted by any specific takeover or acquisition effort or threat. Other than the amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock, our Board of Directors does not currently contemplate recommending the adoption of any other proposals or amendments to our Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of our Company.

         Our Certificate of Incorporation permits our Board of Directors to issue up to 5,000,000 shares of preferred stock on terms established by our Board from time to time. The Board, within the limitations and restrictions contained in the Certificate of Incorporation and without further action by our stockholders, has the authority to issue the preferred stock from time to time in one or more series and to fix the number of shares and the relative rights, conversion rights, voting rights, rights and terms of redemption, liquidation preferences and any other preferences, special rights and qualifications of any such series. Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of our Company. As of the date of this proxy statement, our Board of Directors has created one series of preferred stock. 500,000 shares of preferred stock have been designated as Series A Junior Participating Preferred Stock and reserved for issuance under our stockholder rights plan.

         In July 1995 our Board of Directors adopted a stockholder rights plan. The stockholder rights plan provides each stockholder of record one right for each ordinary share of common stock of our Company. The rights are represented by the Company's ordinary common stock certificates, and are not traded separately from ordinary common stock and are not exercisable. The rights will become exercisable only if, unless approved by the Board of Directors, a person acquires or announces a tender offer that would result in ownership of 15% or more of our common stock, at which time, each right would enable the holder to buy shares of our Company's common stock at a discount to the then market price. We may redeem the rights at any time before they become exercisable for $0.01 per right. The stockholder rights plan expires on August 28, 2005. The stockholder rights plan may have the effect of deterring third parties from making takeover bids for control of our Company, or may be used to hinder or delay a takeover bid. This would decrease the chance that our stockholders would realize a premium over market price for their shares of common stock as a result of the takeover bid.

         Our by-laws establish advance notice procedures for the nomination of candidates for election as directors by stockholders, as well as for other stockholder proposals to be considered at annual meetings. Generally, we must receive a notice of intent to nominate a director or raise any other matter at a stockholder meeting not less than 120 days before the first anniversary of the mailing of our proxy statement for the previous year's annual meeting. The notice must contain required information concerning the person to be nominated or the matters to be brought before the meeting and concerning the stockholder submitting the proposal.

         We are incorporated in Delaware, and as such are subject to Section 203 of the DGCL, which provides that a corporation may not engage in any "business combination" with an "interested stockholder" during the three years after he or she becomes an interested stockholder unless:

     o the corporation's board of directors approved in advance either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

     o the interested stockholder owned at least 85 percent of the corporation's voting stock at the time the transaction commenced; or

     o the business combination is approved by the corporation's board of directors and the affirmative vote of at least two-thirds of the voting stock which is not owned by the interested stockholder.

Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation's outstanding voting securities. Section 203 of the DGCL makes it more difficult for an interested stockholder to implement various business combinations with our Company for a three-year period, although our stockholders may vote to exclude it from the law's restrictions.

Required Vote

         The affirmative vote of the holders of a majority of the shares of our outstanding common stock is required to adopt this proposal. It will become effective upon the filing of an Amended Certificate of Incorporation with the Secretary of State of Delaware, which we intend to make on June 14, 2005, the day after the completion of the Annual Meeting.

The Board of Directors recommends that our stockholders vote "FOR" approval of the amendment to our Certificate of Incorporation.


   AMENDMENT TO THE 2002 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES
                    OF COMMON STOCK ISSUABLE UNDER THE PLAN

         The proposed amendment to our 2002 Stock Incentive Plan would increase the number of shares of our common stock subject to the plan from 3,000,000 to 5,000,000 shares. Our board of directors unanimously approved this amendment on March 15, 2005. This summary of the principal features of the 2002 Stock Incentive Plan is qualified in its entirety by the full text of the Amended and Restated 2002 Stock Incentive Plan (the "2002 Plan"), which we have attached to this proxy statement as Appendix A and which we incorporate herein by reference.

Purpose

         The 2002 Plan is intended to further the growth and profitability of the Company by providing increased incentives to and encourage share ownership on the part of (a) certain employees of the Company and its affiliates ("Employees"), (b) consultants who provide significant services to the Company and its affiliates ("Consultants"), and (c) directors of the Company who are employees of neither the Company nor any affiliate ("Non-employee Directors").

General

         The 2002 Plan permits the granting of stock options, stock appreciation rights, restricted stock awards, performance units and performance shares (collectively, "Awards") to eligible participants. If our stockholders approve the amendment to the 2002 Plan at the annual meeting, the maximum number of shares of our common stock which will be issued pursuant to the 2002 Plan will be 5,000,000 shares. The market value of the 5,000,000 shares of our common stock to be subject to the 2002 Plan was approximately $2,000,000 at April 15, 2005. If an Award expires or is canceled without having been fully exercised or vested, the unvested or canceled shares will be available again for grants of Awards.

Administration of the 2002 Plan

         The 2002 Plan is administered by the Compensation Committee (the "Committee"). The members of the Committee must qualify as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), and as "outside directors" under section 162(m) of the Internal Revenue Code (the "Code"). Subject to the terms of the 2002 Plan, the Committee has the sole discretion to determine the employees and consultants who shall be granted Awards, the terms and conditions of such Awards, and to construe and interpret the 2002 Plan. The Committee also is responsible for making adjustments in outstanding Awards, the shares available for Awards, and the numerical limitations for Awards to reflect any transactions such as stock splits or stock dividends. The Committee may delegate its authority to one or more directors or officers; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under Section 162(m) of the Code or Rule 16b-3. The Board of Directors may amend or terminate the 2002 Plan at any time and for any reason, but to the extent required under Rule 16b-3, material amendments to the 2002 Plan must be approved by stockholders.

Eligibility to Receive Awards

         Management, employees and consultants of the Company and its affiliates (i.e., any corporation or other entity controlling, controlled by, or under common control with the Company) are eligible to be selected to receive one or more Awards. The estimated number of eligible participants is approximately 22 persons. The actual number of employees and consultants who will receive Awards under the 2002 Plan cannot be determined because eligibility for participation in the Plan is at the discretion of the Committee. No participant may receive Awards covering more than 500,000 shares under the 2002 Plan in any Performance Period. The 2002 Plan also permits Non-employee Directors to elect to receive all or part of their annual retainer in shares of the Company's common stock. Non-employee Directors are not eligible for any of the other Awards available under the 2002 Plan.

Awards to Covered Officers

         For each performance period, the Committee will designate, prior to the completion of 25% of the period (or such earlier or later date as is permitted or required by Section 162(m) of the Code), which executive officers are deemed to be "Covered Officers," the deductibility of whose compensation may be limited by Section 162(m) of the Code. All Awards to Covered Officers must be made in a manner that allows for the full deductibility of the Award by the Company. In general, options granted at fair market value will qualify. All other Awards must be contingent on the achievement of one or more "performance goals," based on the business criteria of the type defined in the 2002 Plan, in amounts determined by the Committee prior to the completion of 25% of the performance period (or such earlier or later date as is permitted or required by Section 162(m) of the Code). Extraordinary events, as defined in the 2002 Plan will either be excluded or included in determining whether performance goals are achieved, whichever will produce the higher Award. The Committee does, however, have the discretion to reduce or eliminate the amount of any Award, taking into consideration extraordinary events or other factors. In no event can an Award under the 2002 Plan to a Covered Officer be increased. Awards may be paid to Covered Officers only after the Committee has certified in writing that the performance goals have been achieved.

Options

         The Committee may grant incentive stock options, which entitle the holder to favorable tax treatment, and/or nonqualified stock options. The number of shares covered by each option is determined by the Committee. The price of the shares of the Company's common stock subject to each option is set by the Committee but cannot be less than 25% of the fair market value of the shares on the date of grant. In addition, the exercise price of an incentive stock option must be at least 100% of fair market value on the grant date or 110% of fair market value if the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         The exercise price of each option must be paid in full at the time of exercise. The Committee also may permit payment through the tender of shares of the Company's common stock already owned by the participant, or by any other means which the Committee determines to be consistent with the Plan's purpose. Any taxes required to be withheld must be paid by the participant at the time of exercise. If the exercise price of an option is paid in shares, the Committee may provide that the participant will receive a new option covering a number of shares equal to the number of shares tendered to exercise the previously granted option, including shares used for tax withholding. The terms and conditions of the new option generally will be similar to the terms and conditions applicable to the exercised option, except that the new option will have an exercise price determined on the date of its grant.

         Options become exercisable and terminate at the times and on the terms established by the Committee, but options generally may not expire later than 10 years after the date of grant.

2002 Stock Incentive Plan Option Table

         Set forth below is a summary of the option awards made under the 2002 Plan since its inception through April 15, 2005, to the following named executives:

Name and Position                                      Number of Options
-----------------                                      -----------------
Carl M. Bosch                                               240,000
   Vice President,
   Research and Development

Rodger A. Brown                                             230,000
   Vice President, Regulatory Affairs/
   Quality Assurance

David C. Bupp                                               470,000
   President and
   Chief Executive Officer

Brent L. Larson                                             190,000
   Vice President, Finance and
   Chief Financial Officer

         Since the adoption of the 2002 Plan:

     o all current executive officers, as a group, have been granted options and restricted shares under the 2002 Plan covering 1,310,000 shares of common stock (net of awards cancelled);

     o all current directors who are not executive officers , as a group, have been granted options and restricted shares under the 2002 Plan covering 810,000 shares of common stock (net of awards cancelled);

     o The nominees for election as directors, Messrs. Aschinger and Miller, have been granted options and restricted shares under the 2002 Plan covering 80,000 and 160,000 shares of common stock (net of awards cancelled), respectively; and,

     o All current employees, excluding executive officers, as a group, have been granted options and restricted shares under the 2002 Plan covering 543,000 shares of common stock (net of awards cancelled).

Stock Appreciation Rights

         Stock appreciation rights ("SARs") may be granted as a separate Award or together with an option. Upon exercise of a SAR, the participant will receive a payment from the Company equal to: (1) the excess of the fair market value of a share on the date of exercise over the exercise price, times (2) the number of shares with respect to which the SAR is exercised. SARs may be paid in cash, shares of the Company's common stock, or a combination of both, as determined by the Committee. The number of shares covered by each SAR is determined by the Committee. The Committee also determines the other terms and conditions of each SAR. SARs expire at the times established by the Committee, but subject to the same maximum time limits as are applicable to employee options granted under the 2002 Plan.

Restricted Stock Awards

         Restricted stock awards are shares of the Company's common stock which vest in accordance with terms established by the Committee in its discretion. For example, the Committee may provide that restricted stock will vest only if one or more performance goals are satisfied and/or only if the participant remains employed with the Company for a specified period of time. Any performance measures may be applied on a Company-wide or an individual business unit basis, as deemed appropriate in light of the participant's specific responsibilities.

Performance Units and Performance Shares

         Performance units and performance shares are amounts credited to a bookkeeping account established for the participant. A performance unit has an initial value that is established by the Committee at or before the time of its grant. A performance share has an initial value equal to the fair market value of a share of the Company's common stock on the date of grant. Whether a performance unit or share actually will result in a payment to a participant will depend upon the extent to which performance goals established by the Committee are satisfied. The applicable performance goals and all other terms and conditions of the Award are determined by the Committee. After a performance unit or share has vested, that is, after the applicable performance goal or goals have been achieved, the participant will be entitled to a payment of cash and/or common stock, as determined by the Committee. The Committee also may waive the achievement of any performance goals for any performance units or shares, but not for executive officers.

Non-employee Director Options and Stock

         The 2002 Plan also provides for the grant of stock options to Non-employee Directors. The exercise price of each Non-employee Director option will be no less than twenty five percent (25%) of the fair market value of the shares on the date of grant. Each such option becomes exercisable one year after the date of grant, assuming continuous service as a Non-employee Director.

         All options granted to Non-employee Directors will expire ten years after the date of grant. If a director terminates service on the Board prior to an option's normal expiration date, the option will terminate three months after termination of service for any reason other than death, disability or retirement, but not later than the original maximum term of the option. Options will expire one year after termination on account of retirement, disability or death. The Non-employee Director provisions of the 2002 Plan are administered by the Board of Directors rather than the Committee.

         The 2002 Plan also permits each Non-employee Director to elect to forego receipt of all or a portion of the director's meeting fees in exchange for shares of the Company's common stock having a fair market value equal to the amount of foregone compensation. The number of shares received is determined by dividing the amount of foregone compensation by the fair market value of a share on the date that the compensation otherwise would have been paid.

Forfeiture

         If a participant or former participant engages in a breach of conduct, including conduct prejudicial to or in conflict with the Company or an affiliate or competes with the Company, all outstanding and unexercised Awards may be cancelled and terminated. In addition, participants may have to reimburse the Company for any gain realized or payment received upon the exercise or payment of an Award within one year of the harmful behavior.

Awards to be Granted to Certain Individuals and Groups

         As described above, the Committee has discretion to determine the number and type of Awards to be granted to any employee or consultant. Accordingly, the actual number and type of Awards to be granted in the future is not determinable.

Nontransferability of Options

         Except for nonqualified stock options, Awards granted under the 2002 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. Nonqualified stock options may be transferred for no consideration to family members or to trusts or other entities for their benefit, or to other persons, if approved by the Compensation Committee.

Tax Aspects

         Based on management's understanding of current federal income tax laws, the tax consequences of the grant of Awards under the 2002 Plan are, generally, as follows:

         A recipient of an option or SAR granted under the 2002 Plan will not have regular taxable income at the time of grant.

         Upon exercise of a nonqualified stock option or SAR, the optionee generally must recognize taxable income in an amount equal to the fair market value on the date of exercise of the shares exercised, minus the exercise price. Any gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be capital gain or loss.

         Upon exercise of an incentive stock option, the optionee generally will not be required to recognize any regular taxable income on account of such exercise. The optionee will have alternative minimum taxable income. Upon a later sale or other disposition of the shares, the optionee must recognize long-term capital gain or ordinary taxable income, depending upon whether the optionee holds the shares for specified holding periods.

         A participant who receives restricted stock or performance units or shares will not recognize taxable income upon receipt, but instead will recognize ordinary income when the shares or units vest. Alternatively, with respect to restricted stock, a participant may elect under section 83(b) of the Code to be taxed at the time of receipt. In all cases, the amount of ordinary income recognized by the participant will be equal to the fair market value of the shares at the time income is recognized, less the amount of any price paid for the shares. In general, any gain recognized thereafter will be capital gain.

         At the discretion of the Committee, a participant may satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an Award by electing to have shares withheld, or by delivering to the Company already-owned shares, having a value equal to the amount required to be withheld.

         The Company generally will be entitled to a tax deduction in connection with an Award made under the 2002 Plan only to the extent that the participant recognizes ordinary income from the Award. Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or qualifies as "performance-based" compensation under section 162(m) of the Code. The 2002 Plan has been designed so that Awards to Covered Officers should qualify as performance-based compensation under section 162(m) of the Code.

         The discussion above does not address the current federal income tax consequences of Awards subject to Section 409A of the Code. Section 409A of the Code was added to the Internal Revenue Code by the American Jobs Creation Act of 2004 and generally affects amounts deferred under a covered nonqualified deferred compensation plan after December 31, 2004, and such prior deferrals under a plan that has been materially modified after October 3, 2004. Preliminary guidance issued under Code Section 409A suggests that certain types of awards under the 2002 Plan (other than incentive stock options) may be subject to the additional limitations. The Board of Directors intends to further review the terms of the 2002 Plan and awards made under the 2002 Plan, and may adopt such additional amendments as it determines appropriate in light of the current and any additional guidance issued under Code Section 409A.

Required Vote

         Approval of the amendment to the 2002 Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting.

The Board of Directors recommends that our stockholders vote "FOR" the approval of the amendment to the 2002 Stock Incentive Plan.


                           CODE OF CONDUCT AND ETHICS

         We have adopted a code of conduct and ethics that applies to our directors, officers and all employees. The code of conduct and ethics is posted on our website at www.neoprobe.com. The code of business conduct and ethics may be also obtained free of charge by writing to Neoprobe Corporation, Attn: Chief Financial Officer, 425 Metro Place North, Suite 300, Dublin, Ohio 43017.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         During April 2003, we completed a bridge loan agreement with our President and CEO, David Bupp. Under the terms of the agreement, Mr. Bupp advanced us $250,000. In consideration for the loan, we issued a note to Mr. Bupp in the principal amount of $250,000. The note was secured by general assets of the company, excluding accounts receivable. In addition, we issued Mr. Bupp 375,000 warrants to purchase our common stock at an exercise price of $0.13 per share, expiring in April 2008. The note bore interest at 8.5% per annum, payable monthly, and the note was originally due on June 30, 2004. On March 8, 2004, at the request of the Board of Directors, Mr. Bupp agreed to extend the due date of the note from June 30, 2004 to June 30, 2005. In exchange for extending the due date of the note, we issued Mr. Bupp an additional 375,000 warrants to purchase our common stock at an exercise price of $0.50 per share, expiring in March 2009. On December 13, 2004, we paid the balance of the note to Mr. Bupp. Mr. Bupp's 750,000 warrants related to this transaction remain outstanding. The issuances of the note and warrants to Mr. Bupp were exempt from registration under Sections 4(2) and 4(6) of the Securities Act and Regulation D.

               REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee consults with our Chief Financial Officer and other key members of our management and with our independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit and the accompanying management letter, if any; and consults with our Chief Financial Officer and other key members of our management and with our independent auditors with regard to the adequacy of the internal accounting controls. The Board of Directors adopted a written Amended and Restated Audit Committee Charter on April 30, 2004.

         In fulfilling its responsibilities, the Audit Committee selected KPMG LLP as our independent accountants for purposes of auditing our financial statements for 2004. The Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements; discussed with the independent auditors the matters required to be discussed by Codification of Statements on Auditing Standards No. 61; received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and discussed with the independent accountants their independence from our Company.

         Based on the reviews and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission.

         The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that Messrs. Aschinger, Avital, Miller and Whitley and Ms. Katz are independent under Rule 4350(d) of the Nasdaq Stock Market and are financially literate each in his/her own capacity.

         Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2004, were met and that our financial reporting and audit processes are functioning effectively.

                                               Submitted by the Audit Committee
                                               of the Board of Directors:

                                               Carl J. Aschinger, Jr.
                                               Reuven Avital
                                               Nancy E. Katz
                                               Fred B. Miller
                                               J. Frank Whitley, Jr.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Act of 1934 requires our officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of these reports and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2004, except for Carl Aschinger, who had two late Form 4 filings, and Anthony Blair, who had one late Form 3 and one late Form 4 filing.


                             INDEPENDENT ACCOUNTANTS

         KPMG LLP was engaged as the Company's principal accountant on December 7, 1998, and has audited the Company's financial statements for each of the seven fiscal years in the period ended December 31, 2004. A representative of KPMG LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of stockholders.


           FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2004

Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP, for the audits of the company's annual consolidated financial statements for the 2004 fiscal year and the reviews of the financial statements included in the company's Quarterly Reports on Form 10-QSB for the fiscal year were $149,500 (including direct engagement expenses). The aggregate fees billed for professional services rendered by KPMG LLP for the audits of the company's annual consolidated financial statements for the 2003 fiscal year and the reviews of the financial statements included in the company's Quarterly Reports on Form 10-QSB for the fiscal year were $128,900 (including direct engagement expenses).

Audit-Related Fees. The aggregate fees billed by KPMG LLP for audit-related services rendered for the company for the 2004 fiscal year were $22,840. The aggregate fees billed KPMG LLP for audit-related services rendered for the company and its subsidiaries for the 2003 fiscal year were $11,500. Audit-related fees generally include fees in support of the company's filing of registration statements with the SEC and similar matters.

Tax Fees. The aggregate fees billed by KPMG LLP for tax-related services rendered for the company for the 2004 fiscal year were $6,500. The aggregate fees billed by KPMG LLP for tax-related services rendered for the company and its subsidiaries for the 2003 fiscal year were $6,525. The tax-related services were all in the nature of tax compliance and tax planning.

All Other Fees. The aggregate fees billed for services rendered to the company by KPMG LLP, other than the audit services, audit-related services, and tax services, were $0 for the 2004 fiscal year and $0 for the 2003 fiscal year.

Pre-Approval Policy. The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent auditor or other registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to completion of the audit.

                         COST OF SOLICITATION OF PROXIES

         We will pay the cost of this solicitation. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

                              STOCKHOLDER PROPOSALS

         A stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Stockholders of the Company to be held in 2006 must be received by the Company before December 30, 2005, at its executive offices, Attention: Brent Larson. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2006 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after March 15, 2006.

         A stockholder who wishes to nominate a candidate for election to the Board of Directors must follow the procedures set forth in Article III, Section 2 of our By-Laws. A copy of these procedures is available upon request from the Company at 425 Metro Place North, Suite 300, Dublin, Ohio 43017-1367, Attention:
Brent Larson. In order for a stockholder to nominate a candidate for the Board of Directors election at the 2006 Annual Meeting, notice of the nomination must be delivered to the Company's executive offices, Attention: Brent Larson, before December 30, 2005.

                                 OTHER BUSINESS

         The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                                                                      Appendix A

                              NEOPROBE CORPORATION

                 AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN

1.       Background, Purpose and Duration

         1.1 Effective Date. The Plan is effective as of March 7, 2002, subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 2002 Annual Meeting of Stockholders. Section 4.1 of the Plan was amended effective March 15, 2005, and the amendment is subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 2005 Annual Meeting of Stockholders.

         1.2 Purpose of the Plan. The Plan is intended to further the growth and profitability of the Company by providing increased incentive to and encourage Share ownership on the part of (a) employees of the Company and its Affiliates, (b) consultants who provide significant services to the Company and its Affiliates, and (c) directors of the Company who are not employees of the Company. All management and key Employees, Consultants and Directors of the Company are eligible to receive Awards under the Plan.

2.       Definitions

         The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

         2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         2.2 "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships, limited liability corporations and joint ventures) controlling, controlled by, or under common control with the Company.

         2.3 "Affiliated SAR" means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option, except to the extent of the exercise of the related Option.

         2.4 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

         2.5 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

         2.6      "Board" means the Board of Directors of the Company.

         2.7 "Change of Control" will be deemed to have occurred if and when (a) an individual, partnership, corporation, trust or other entity ("Person") acquires or combines with the Company, or 50 percent or more of the Company's assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) are owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination; or (b) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board ("Original Board Members") cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members or elected by them.

         2.8 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         2.9 "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

         2.10 "Company" means Neoprobe Corporation, a Delaware corporation, its Subsidiaries and any successors.

         2.11 "Consultant" means any person who provides services to the Company or any Subsidiary (other than in connection with the offer or sale of securities of the Company or any Subsidiary in a capital raising transaction), who is neither an Employee nor a Director and who is a consultant or an adviser to the Company or any Subsidiary within the meaning of General Instruction A.1. to Form S-8 promulgated by the SEC under the Securities Act of 1933.

         2.12 "Covered Officers" means those Participants who the Committee designates, for each Performance Period, in order to maintain qualified performance-based compensation within the meaning of Code Section 162(m).

         2.13     "Director" means any individual who is a member of the Board.

         2.14 "Disability" means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

         2.15 "Employee" means any management or key employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

         2.16 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

         2.17 "Extraordinary Events" shall mean (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) capital gains and losses, (f) special charges in connection with mergers and acquisitions, and (g) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the applicable year.

         2.18 "Fair Market Value" means (a) if the Shares are listed or admitted to trading on a national securities exchange or the Nasdaq National Market, the per Share closing price regular way on the principal national securities exchange or the Nasdaq National Market on which the Shares are listed or admitted to trading on the day prior to the Grant Date or, if no closing price can be determined for the such day, the most recent date for which such price can reasonably be ascertained, or (b) if the Shares are not listed or admitted to trading on a national securities exchange or the Nasdaq National Market, but are quoted on the over-the-counter Bulletin Board, the average of the high and low sales price per share reported on the over-the-counter Bulletin Board on the day prior to the Grant Date or, if no high and low price can be determined for such day, the most recent date for which such price can reasonably be ascertained, or (c) if the Shares are not listed or admitted to trading on a national securities exchange or the Nasdaq National Market, nor are quoted on the over-the-counter Bulletin Board, the mean between the representative bid and asked per Share prices in the over-the-counter market at the closing of the day prior to the Grant Date, or the most recent such bid and asked prices then available, as reported by NASDAQ or if the Shares are not then quoted by NASDAQ as furnished by any market maker selected from time to time by the Committee for that purpose. In all other cases, the fair market value will be determined in accordance with procedures established in good faith by the Committee and with respect to Incentive Stock Options, shall conform to regulations issued by the Internal Revenue Service.

         2.19     "Fiscal Year" means the fiscal year of the Company.

         2.20 "Freestanding SAR" means a SAR that is granted independently of any Option.

         2.21 "Grant Date" means, with respect to an Award, the date that the Award was granted.

         2.22 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

         2.23 "Nonqualified Stock Option" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

         2.24 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         2.25 "Participant" means an Employee, Consultant, or Non-employee Director who has an outstanding Award.

         2.26 "Performance Goal" shall mean any one or more of the following performance criteria:

         (a) Income (loss) per common share from continuing operations as disclosed in the Company's annual report to shareholders for a particular Fiscal Year;

         (b) Income (loss) per common share disclosed in the Company's annual report to stockholders for a particular Fiscal Year;

         (c) Income (loss) per common share or income (loss) per common share from continuing operations excluding (i) extraordinary charge(s); and/or
(ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) as defined by generally accepted accounting principles
(GAAP) which are disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements (hereinafter "EPS");

         (d) Ratio of (i) operating profit, or other objective and specific income (loss) category results to (ii) average common shares outstanding (adjustments to (i) in this paragraph may be made at the time of the goal/target establishment by the Committee in its discretion);

         (e) Any of items (a), (b), (c) or (d) on a diluted basis as described in Statement of Financial Accounting Standards No. 128 including official interpretations or amendments thereof which may be issued from time to time as long as such interpretations or amendments are utilized on the face of the income statement or in the notes to the financial statements disclosed in the Company's annual report to shareholders;

         (f)      Share price;

         (g) Total stockholder return expressed on a dollar or percentage basis as is customarily disclosed in the proxy statement accompanying the notice of annual meetings of stockholders;

         (h) Income (loss) (i) from continuing operations before extraordinary charge(s), or (ii) before extraordinary charge(s), or (iii) net, as the case may be, adjusted to remove the effect of any accruals for restructuring programs or other unusual or infrequent items as defined by generally accepted accounting principles (GAAP) disclosed as a separate component of income on the face of the income statement or in the notes to the financial statements;

         (i)      Net income;

         (j)      Income (loss) before income taxes;

         (k) Any of items (a) through (j) above with respect to any Subsidiary, Affiliate, division, business unit or business group of the Company whether or not such information is included in the Company's annual report to stockholders, proxy statement or notice of annual meeting of stockholders;

         (l) Any of items (a) though (j) above with respect to a Performance Period whether or not such information is included in the Company's annual report to stockholders, proxy statement or notice of annual meetings of stockholders;

         (m) Total Stockholder Return Ranking Position meaning the relative placement of the Company's Total Stockholder Return compared to those publicly held companies in the Company's peer group as established by the Committee prior to the beginning of a vesting period or such later date as permitted under the Code. The peer group shall be comprised of not less than six (6) companies, including the Company; or

         (n) Any other objective criteria established by the Committee and approved by the shareholders of the Company prior to payment of any Award based on the criteria.

With respect to items (a), (b), (c) and (d) above, other terminology may be used for "income (loss) per common share" (such as "Basic EPS", "earnings per common share", "diluted EPS", or "earnings per common share-assuming dilution") as contemplated by Statement of Financial Accounting Standards No. 128.

         2.27 "Performance Period" means the Fiscal Year except in the following cases: (a) the Employee's service period within a Fiscal Year in the case of a new hire or promoted Employee; or (b) a period of service determined at the discretion of the Committee prior to the expiration of more than 25% of the period. Notwithstanding any provision contained herein, Performance Periods of Awards granted to Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

         2.28 "Performance Share" means a Performance Share granted to a Participant pursuant to Section 8.

         2.29 "Performance Unit" means a Performance Unit granted to a Participant pursuant to Section 8.

         2.30 "Period of Restriction" means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date.

         2.31 "Plan" means the Neoprobe Corporation 2002 Stock Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

         2.32 "Restricted Stock" means an Award granted to a Participant pursuant to Section 7.

         2.33 "Retirement" means, in the case of an Employee, a Termination of Service by reason of the Employee's retirement at or after his or her having satisfied the requirements for retirement under the applicable Company or Affiliate qualified retirement plan. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement." With respect to a Non-employee Director, "Retirement" means termination of service on the Board with the consent of the remaining Directors.

         2.34 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

         2.35 "Section 16 Person" means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

         2.36 "Shares" means the shares of the Company's common stock, $0.001 par value.

         2.37 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as a SAR.

         2.38 "Subsidiary" means any entity in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the chain then owns fifty percent (50%) or more of the total combined voting power in one of the other entities in the chain.

         2.39 "Tandem SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

         2.40 "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Non-employee Director, a cessation of the Non-employee Director's service on the Board for any reason.

3.       Administration

         3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The Committee shall be comprised solely of Directors who both are (a) "non-employee directors" under Rule 16b-3, and (b) "outside directors" under section 162(m) of the Code.

         3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Non-employee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States,
(e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

         3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under Section 162(m) of the Code or Rule 16b-3.

         3.4 Non-employee Directors. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board's administration of Section 9 and the Options and any Shares granted to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

         3.5 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all Persons, and shall be given the maximum deference permitted by law.

4.       Shares Subject to the Plan

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed Five Million (5,000,000) Shares. The maximum number of Shares that are available for grant to any individual Participant in any calendar year shall not exceed 500,000 Shares. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

         4.2 Lapsed Awards. If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.

         4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 10.5 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

5.       Stock Options

         5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

         5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

         5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

         5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than twenty five percent (25%) of the Fair Market Value of a Share on the Grant Date.

         5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

         5.3.3    Substitute Options. Notwithstanding the provisions of Sections
5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

         5.4      Expiration of Options.

         5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

         (a) The date for termination of the Option set forth in the written Award Agreement; or

         (b) The expiration of ten (10) years from the Grant Date (except as provided in Section 5.8.4 regarding Incentive Stock Options); or

         (c) Immediately upon the date and time of the Participant's Termination of Service for a reason other than the Participant's death, Disability or Retirement, unless the Committee in its sole discretion elects to extend the exercisability of an Option to not more than three (3) months from Termination of Service; or

         (d) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of death, Disability or Retirement (except as provided in Section 5.8.2 regarding Incentive Stock Options).

         5.4.2 Committee Discretion. Subject to the limits of Sections 5.4.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

         5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to a
Section 16 Person be exercisable until at least six (6) months following the Grant Date.

         5.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or the Company's designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

         As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

         5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

         5.8 Certain Additional Provisions for Incentive Stock Options. Notwithstanding anything to the contrary contained in this Section 5, the following provisions shall apply to any Incentive Stock Option granted pursuant to the Plan.

         5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

         5.8.2 Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise.

         5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are Employees of the Company or a Subsidiary on the Grant Date.

         5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

         5.9 Grant of Reload Options. The Committee may provide in an Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already owned Shares, shall be granted an additional option (a "Reload Option") for a number of shares equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall: (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

         5.10 Acceleration on Change of Control. Unless provided otherwise in the Award Agreement, if a Change of Control occurs, all outstanding Options granted under the Plan will become immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary exercise or vesting periods specified in this Plan.

6.       Stock Appreciation Rights.

         6.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant.

         6.1.1 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than twenty five percent (25%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option. In no event shall a SAR granted to a Section 16 Person become exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

         6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

         6.3 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine. However, no SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

         6.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

         6.5 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

         6.6 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

         (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

         (b) The number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

7.       Restricted Stock

         7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

         7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

         7.3 Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

         7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

         7.5 Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section
7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

         7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

         7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. With respect to Restricted Stock granted to a Section 16 Person, any dividend or distribution that constitutes a "derivative security" or an "equity security" under Section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period of Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (b) six (6) months.

         7.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

8.       Performance Units and Performance Shares

         8.1 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant.

         8.2 Initial Value. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

         8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period". Performance Periods of Awards granted to Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

         8.4 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award; provided that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

         8.5 Form and Timing of Payment. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in cash, Shares or a combination thereof

         8.6 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

9.       Non-employee Directors

         9.1 Granting of Options. Subject to the terms & provisions of the Plan, the Board may grant Nonqualified Stock Options to purchase shares to Non-employee Directors of the Company.

         9.2 Terms of Options. The Board, in its sole discretion, shall determine the number of shares subject to each Option.

         9.2.1 Option Agreement. Each Option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

         9.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be not less than twenty five percent (25%) of the Fair Market Value of a Share on the Grant Date.

         9.2.3 Exercisability. Each Option granted pursuant to this Section 9 shall become exercisable in full one year after the date the Option is granted. If a Non-employee Director incurs a Termination of Service for a reason other than Retirement, death or Disability, his or her Options which are not exercisable on the date of such Termination shall never become exercisable. If the Termination of Service is on account of Retirement, death or Disability, the Option shall become exercisable in full on the date of the Termination of Service.

         9.2.4 Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

         (a)      The expiration of ten (10) years from the Grant Date; or

         (b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than death, Disability or Retirement; or

         (c) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability or Retirement.

         9.2.5 Death of Director. Notwithstanding Section 9.2.4, if a Director dies prior to the expiration of his or her options in accordance with
Section 9.2.4, his or her options shall terminate one (1) year after the date of his or her death.

         9.2.6    Special Rule for Retirement. Notwithstanding the provisions of
Section 9.2.4, if the exercisability of an Option is accelerated under Section
9.2.3 on account of the Participant's Retirement, such Option shall terminate upon the first to occur of: (a) the expiration of ten (10) years from the date the Option was granted; or (b) the expiration of one year from the date of the Participant's death.

         9.2.7    Not Incentive Stock Options. Options granted pursuant to this
Section 9 shall not be designated as Incentive Stock Options.

         9.2.8 Other Terms. All provisions of the Plan not inconsistent with this Section 9, including, but not limited to, Section 5.10, shall apply to Options granted to Non-employee Directors.

         9.3 Elections by Non-employee Directors. Pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Non-employee Director may elect to forego receipt of all or a portion of committee fees and meeting fees otherwise due to the Non-employee Director in exchange for Shares. The number of Shares received by any Non-employee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Non-employee Director, rounded up to the nearest whole number of Shares. The procedures adopted by the Board for elections under this Section 9.3 shall be designed to ensure that any such election by a Non-employee Director will not disqualify him or her as a "non-employee director" under Rule 16b-3.

10.     Section 162(m) Deduction Qualification. Except as otherwise provided in
Section 10.5, the provisions of this Section 10 shall apply only to Awards of Covered Officers.

         10.1 Awards for Covered Officers. Any other provision of the Plan notwithstanding, all Awards to Covered Officers shall be made in a manner that allows for the full deductibility of the Award by the Company or its Subsidiaries under Section 162(m) of the Code. All Awards for Covered Officers shall comply with the provisions of this Section 10.

         10.2 Designation of Covered Officers. For each Performance Period, the Committee will designate which Participants are Covered Officers prior to the completion of 25% of the Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the Code).

         10.3 Establishment of Performance Goals and Awards for Covered Officers. Prior to the completion of 25% of a Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the
Code), the Committee shall in its sole discretion, for each such Performance
Period: (a) determine and establish in writing one or more Performance Goals applicable to the Performance Period for each Covered Officer; and (b) either
(i) assign each Covered Officer a target Award expressed as a fixed number of Shares or a whole dollar amount or (ii) establish a payout table or formula for purposes of determining the Award payable to each Covered Officer. Each payout table or formula: (a) shall be in writing; (b) shall be based on a comparison of actual performance to the Performance Goals; (c) may include a "floor" which is the level of achievement of the Performance Goal in which payout begins; and (d) shall provide for an actual Award equal to or less than the Covered Officer's target Award, depending on the extent to which actual performance approached or reached the Performance Goal. Such pre-established Performance Goals and Awards must state, in terms of an objective formula or standard, the method for computing the amount of the Award payable to each Covered Officer if the Performance Goal is met. A formula or standard is objective if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Covered Officer. The Committee may establish any number of Performance Periods, Performance Goals and Awards for any Covered Officer running concurrently, in whole or in part, provided, that in so doing the Committee does not jeopardize the Company's deduction for such Awards under
Section 162(m) of the Code. The Committee may select different Performance Goals and Awards for different Covered Officers.

         10.4 Certification of Achievement of Performance Goals and Amount of Awards. After the end of each Performance Period, or such earlier date if the Performance Goals are achieved, the Committee shall certify in writing, prior to the unconditional payment of any Award, that the Performance Goals for the Performance Period and all other material terms of the Plan were satisfied and to what extent they were satisfied. The Committee shall determine the actual Award for each Covered Officer based on the payout table/formula established in
Section 10.3, as the case may be. Extraordinary Events shall either be excluded or included in determining the extent to which the corresponding Performance Goal has been achieved, whichever will produce the higher Award, provided, however, notwithstanding the attainment of specified Performance Goals, the Committee has the discretion to reduce or eliminate an Award that would otherwise be paid to any Participant, including any Covered Officer, based on the Committee's evaluation of Extraordinary Events or other factors. Without limiting the manner of computing Awards set forth in the preceding sentence, with respect to Covered Officers, the Committee may not under any circumstances increase the amount of an Award.

         10.5 Maximum Award. Any other provision of the Plan notwithstanding, the maximum aggregate Awards payable to any Participant under the Plan for any Performance Period shall not exceed Five Hundred Thousand (500,000) Shares, which maximum number of Shares shall be adjusted pursuant to
Section 4.3.

11.      Miscellaneous

         11.1 Forfeiture. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, in the event of a breach of conduct by a Participant or former Participant (including, without limitation, any conduct prejudicial to or in conflict with the Company or an Affiliate), or any activity of a Participant or former Participant in competition with any of the businesses of the Company or an Affiliate, the Committee may (a) cancel any outstanding Award granted to the Participant, in whole or in part, whether or not vested, and/or (b) if such conduct or activity occurs within one year following the exercise or payment of an Award, require the former Participant to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or repayment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Shares or cash or a combination thereof (based upon the Fair Market Value of the Shares on the day prior to the date of payment), and the Committee may provide for an offset to any future payments owed by the Company or Affiliate to such individual if necessary to satisfy the repayment obligation. The determination of whether any Participant or former Participant has engaged in a breach of conduct or any activity in competition with any of the businesses of the Company or an Affiliate shall be determined by the Committee in good faith and in its sole discretion.

         11.2 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Unless there is a written agreement between the Employee and the Company or an Affiliate to the contrary, employment of an Employee with the Company and its Affiliates is on an at-will basis only.

         11.3 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

         11.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Articles of Incorporation or Code of Regulations, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

         11.5 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

         11.6 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

         11.7 Nontransferability of Awards; Unfunded Plan. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 11.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, to the extent provided in the applicable Award Agreement, a Participant may transfer a Nonqualified Stock Option either (a) to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the 1934 Act), to one or more trusts for the benefit of such family members, or to partnerships or other entities in which such family members are the only partners or owners, provided that the Participant does not receive any consideration for the transfer, or (b) if such transfer is approved by the Committee. If such transfer is permitted under the Award Agreement, any Nonqualified Stock Option held by such transferees are subject to the same terms and conditions that applied to such Nonqualified Stock Options immediately prior to transfer based on the transferor Participant's continuing relationship with the Company. It is intended that the Plan be an "unfunded" plan for incentive compensation. The Plan does not give a Participant any interest, lien or claim against any specific asset of the Company. No Participant or beneficiary shall have any rights under this Plan other than as a general unsecured creditor of the Company.

         11.8 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

         11.9 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

         11.10 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the minimum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

         11.11 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

12.      Amendment, Termination and Duration

         12.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. However, if and to the extent required to maintain the Plan's qualification under applicable law or stock exchange regulation, any such amendment shall be subject to shareholder approval. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

         12.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 12.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after March 7, 2012.

13.      Legal Construction

         13.1 Gender and Number; Accounting Terms. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. Accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

         13.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         13.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         13.4 Compliance with Rule 16b-3. Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

         13.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

         13.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.